UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)
June 24, 2015
____________________________
RENT-A-CENTER, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25370 (Commission File Number)	45-0491516 (IRS Employer Identification No.)
5501 Headquarters Drive Plano, Texas 75024 (Address of principal executive offices and zip code)

(972) 801-1100
(Registrant's telephone
number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01    Other Events.
The merchandise reconciliation table included under the heading “Liquidity and Capital Resources” in the registrant’s Quarterly Report on Form 10-Q for the period ended March 31, 2015 (the “10-Q”), contained errors on the “Purchases,” “Customer stolen merchandise” and “Other merchandise deletions” lines. The ending merchandise value was unchanged. The corrected table follows:

Merchandise. A reconciliation of merchandise, which includes purchases, follows (in thousands):

	Three Months Ended March 31, 2015
	Previously Reported	Revised
Beginning merchandise value	$1,242,711	$1,242,711
Merchandise additions through acquisitions	3,544	3,544
Purchases	349,051	338,677
Depreciation of rental merchandise	(179,668)	(179,668)
Cost of goods sold	(123,879)	(123,879)
Customer stolen merchandise	(41,202)	(44,220)
Other merchandise deletions (1)	(28,065)	(14,673)
Ending merchandise value	$1,222,492	$1,222,492
__________

(1)
Other merchandise deletions include unrepairable and missing merchandise, loss/damage waiver claims, merchandise write-offs related to store acquisitions and divestitures, and valuation adjustments due to foreign currency exchange rate fluctuation.

The merchandise reconciliation table included under the heading “Liquidity and Capital Resources” in the registrant’s Annual Report on Form 10-K for the period ended December 31, 2014 (the “10-K”), contained errors on the “Purchases” and “Other merchandise deletions” lines. The ending merchandise value was unchanged. The corrected table follows:

Merchandise.  A reconciliation of merchandise, which includes purchases, follows (in thousands):

	Year Ended December 31, 2014
	Previously Reported	Revised
Beginning merchandise value	$1,128,236	$1,128,236
Merchandise additions through acquisitions	9,731	9,731
Purchases	1,255,270	1,238,024
Depreciation of rental merchandise	(685,115)	(685,115)
Cost of goods sold	(257,604)	(257,604)
Customer stolen merchandise	(137,107)	(137,107)
Other merchandise deletions(1)	(70,700)	(53,454)
Ending merchandise value	$1,242,711	$1,242,711
 __________

(1)
Other merchandise deletions include unrepairable and missing merchandise, loss/damage waiver claims, merchandise write-offs related to store acquisitions and divestitures, and valuation adjustments due to foreign currency exchange rate fluctuation.

The corrections relate solely to the merchandise reconciliation tables as set forth above and required no changes to the financial statements included in the 10-Q or the 10-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.
Date: June 24, 2015	By:	/s/ Guy J. Constant
Guy J. Constant
Executive Vice President - Finance, Chief Financial Officer and Treasurer